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                                                                    EXHIBIT 32.1

                           PSYCHIATRIC SOLUTIONS, INC.
                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Psychiatric Solutions, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joey A. Jacobs, Chairman, Chief Executive Officer and President of the Company, and I, Jack E. Polson, Chief Accounting Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2004

                                       /s/ Joey A. Jacobs
                                       ----------------------------------
                                       Joey A. Jacobs
                                       Chairman, Chief Executive Officer
                                       and President

                                       /s/ Jack E. Polson
                                       ----------------------------------
                                       Jack E. Polson
                                       Chief Accounting Officer